EXHIBIT 99.2

Fiscal Second Quarter 2025 Financial Results Call September 5, 2024 NASDAQ: LAKE

2 Protect Your People® Safe Harbor & Non-GAAP Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995 This presentation contains estimates, predictions, opinions, goals and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation the expected benefits of the Pacific, Jolly and LHD acquisitions and our M&A strategy. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. With respect to our guidance for revenue and Adjusted EBITDA, such metrics are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management; actual results will vary, and those variations may be material. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law. Non-GAAP Financial Measures To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this presentation: Adjusted EBITDA and Adjusted EBITDA margin, Adjusted EBITDA excluding FX, and Adjusted EBITDA excluding FX margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

3 Protect Your People® Lakeland Overview WHAT WE DO Global manufacturer of high-quality, cost-effective, and mission critical personal protective clothing solutions that protect people at work and in their communities. Key Statistics

4 Protect Your People® Lakeland Overview MISSION-CRITICAL PRODUCT PORTFOLIO

5 Protect Your People® Lakeland Overview Fiscal 2025 Second Quarter Highlights and FY2025 Guidance FY25 Revenue in the range of $160 million to $170 million FY25 Adjusted EBITDA excluding FX in the range of $18 million to $21.5 million FY25 Guidance reaffirmed Q2-FY25 Revenue (Note: Lakeland's fiscal year end is January 31) Net sales growth of 16% High-value, strategic product line growth, led by a 34% increase in fire service GM and Adjusted EBITDA affected by acquired company purchase accounting and profit in ending inventory Q2-FY25 Highlights

6 Protect Your People® Lakeland Overview Fiscal 2025 Second Quarter Financial Highlights Net sales increased $5.4 million, or 16.4% Sales of fire service products increased $3.0 million, or 34% Industrial products grew $2.4 million, or 10% Gross margin decreased 333 bps to 39.6% Improved Organic gross margin more than offset by profit in ending inventory, lower inorganic gross margin and amortization of acquired inventory Net income decreased by $3.6 million to ($1.2 million) due to $2.9 of non-cash expenses, $1.9M of profit in ending inventory and FX Resulted in EPS diluted loss of $-0.51 to $-0.19 Adjusted EBITDA was impacted by lower gross margins at acquired companies, profit in ending inventory and higher manufacturing and operating expenses Adjusted EBITDA excluding FX was $2.7M for an AEBITDA margin of 6.9% Net Sales Gross Margin Diluted EPS Adjusted EBITDA & Adjusted EBITDA Margin

7 Protect Your People® Lakeland Overview FQ2 TTM Revenue and Adjusted EBITDA TTM Revenue continues to grow,16% increase year-over-year Momentum expected to accelerate in the second half of FY25 Expectations for full-year revenue guidance of $160M – 170M remain Revenue Adjusted EBITDA excluding FX TTM Adjusted EBITDA excluding FX grew 10% year-over-year Q2 Adjusted EBITDA affected by lower gross margins at acquired companies, profit in ending inventory and higher manufacturing and operating expenses Expectations for full-year AEBITDA guidance of $18.5M - $21M remain

8 Protect Your People® Lakeland Overview FQ2 Gross Margin and Adjusted EBITDA Bridge GROSS MARGIN % ADJUSTED EBITDA Organic Gross Margin continued to improve Integration of newly acquired companies generating lower gross margin, including a 90 basis point impact related to the purchase accounting for amortization of acquired inventory Profit in ending inventory deferred and higher freight also impacted GM% Profitability from Organic sales increased Profit in ending inventory negatively affected organic margins Operating costs increased as a result of acquired SG&A and higher selling expenses FX expense as a result of currency devaluation in Argentina

9 Protect Your People® LAKELAND REVENUE MIX-HISTORICAL AND PRO FORMA WITH ACQUISITIONS Lakeland Organic FY24 Lakeland Organic with Pacific Helmets, Jolly Scarpe, and LHD Group (pro forma) Lakeland Overview Q2-FY25 Revenue

Second quarter results saw continued revenue growth in key geographic markets and strategic product lines, including 34% growth in fire service Q2 Adjusted EBITDA excluding FX was $2.7M (6.9%), down from the prior year due primarily to profit in ending inventory Maintaining FY25 guidance revenue and Adjusted EBITDA based on expected revenue and profitability improvement for the second half of the year Lakeland announced on July 3, the completion of the acquisition of LHD fire and rescue business Lakeland Fire + Safety company name and brand update reinforces our dedication to providing comprehensive, innovative solutions for the first responder and worker safety sectors 10 Protect Your People® Lakeland Overview Fiscal 2025 Second Quarter Takeaways

APPENDIX 11

12 Protect Your People® Appendix Fiscal 2025 Second Quarter Financial Summary ($000’s Except Share Information)

13 Protect Your People® Appendix Non-GAAP Reconciliation – Q2 ($000’s Except Share Information)

14 Protect Your People® Appendix Non-GAAP Reconciliation – LTM ($000’s Except Share Information)